SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

Neogen Corporation
(Exact name of registrant as specified in its charter)

Michigan	0-17988	38-2367843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

620 Lesher Place
Lansing, Michigan    48912
(Address of principal executive offices including zip code)

(517) 372-9200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release dated July 22, 2003

ITEM 9. Regulation FD Disclosure

On July 22, 2003, Neogen Corporation announced its financial results for the quarter and year ended May 31, 2003. A copy of Neogen's press release is attached hereto as Exhibit 99.1.

In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto are being furnished under Item 9 rather than Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neogen Corporation (Registrant)

Date: July 22, 2003	By: /s/ Richard R. Current Richard R. Current Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit 99.1 Press Release dated July 22, 2003